Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
17.	INCOME TAXES
Cayman Islands and BVI
Under the current laws of the Cayman Islands and BVI, the Group is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong
Subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%, and foreign-derived income is exempted from income tax. There are no withholding taxes upon payment of dividends by the subsidiaries incorporated in Hong Kong to its shareholders.
Japan
As a result of the Japanese tax regulations amendments, the effective income tax rates were approximately 31% for all years ended December 31, 2020, 2021 and 2022.
Mainland China
Under the PRC Enterprise Income Tax (“EIT”) Law, which has been effective since January 1, 2008, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate, except for certain entities that are entitled to preferential tax treatments. Preferential EIT rates at 15% is available for qualified “High and New Technology Enterprises” (“HNTEs”). The HNTE certificate is effective for a period of three years. Further, preferential EIT rates are available for qualified Software Enterprises whereby entities are entitled to full exemption from EIT for two years beginning from their first profitable calendar year and a 50% reduction for the subsequent three calendar years.
Certain PRC subsidiaries and VIEs, including Baidu Online, Baidu China, Baidu International and Baidu Netcom, etc. are qualified HNTEs and enjoy a reduced tax rate of 15%
for the years presented. An entity could re-apply for the HNTE certificate when the prior certificate expires. Historically, all of the Company’s subsidiaries and VIEs successfully re-applied for the certificates when the prior ones expired. Certain subsidiaries enjoyed a reduced tax rate as qualified Software Enterprise in 2021 and 2022.
Under the current EIT Law, dividends for earnings derived from January 1, 2008 and onwards paid by PRC entities to any of their foreign non-resident
enterprise investors are subject to a 10% withholding tax. A lower tax rate will be applied if tax treaty or arrangement benefits are available. Under the tax arrangement between the PRC and Hong Kong, the reduced withholding tax rate for dividends paid by PRC entities is 5% provided the Hong Kong investors meet the requirements as stipulated by relevant PRC tax regulations, such as the beneficiary owner test. Capital gains derived from the PRC are also subject to a 10% PRC withholding tax.
Income (loss) before income taxes consists of:

	For the years ended December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
	(In millions)
Mainland China	19,711	15,055	18,306	2,654
Non-Mainland China	3,379	(4,277)	(8,194)	(1,188)

	23,090	10,778	10,112	1,466

Except for the investment related loss recognized, the
pre-tax
losses from
non-Mainland
China operations consist primarily of operating costs, administration expenses, interest expenses and share-based compensation expenses.

Income taxes consist of:

	For the years ended December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
	(In millions)
Current income tax	4,668	3,636	3,163	459
Income tax refund due to reduced tax rate	(719)	—	(468)	(68)
Adjustments of deferred tax assets due to change in tax rates	(5)	109	119	17
Deferred income tax expense (benefit)	120	(558)	(236)	(34)

	4,064	3,187	2,578	374

The reconciliation of the actual income taxes to the amount of tax computed by applying the aforementioned statutory income tax rate to pre-tax
income is as follows:

	For the years ended December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
	(In millions, except for per share data)
Expected taxation at PRC statutory tax rate	5,773	2,694	2,541	368
Effect of differing tax rates in different jurisdictions	208	656	1,976	286
Non-taxable income	(995)	(89)	(44)	(6)
Non-deductible expenses	3,416	965	534	77
Research and development super-deduction	(1,549)	(1,645)	(2,274)	(330)
Effect of PRC preferential tax rates and tax holiday	(2,891)	(1,557)	(1,507)	(217)
Effect of tax rate changes on deferred taxes	(5)	109	119	17
Reversal of prior year’s income taxes	(951)	(734)	(913)	(132)
PRC withholding tax	122	615	181	26
Valuation allowance	936	2,173	1,965	285

Taxation for the year	4,064	3,187	2,578	374

Effective tax rate	18%	29.6%	25.5%	25.5%

Effect of preferential tax rates inside the PRC on basic earnings per Class A and Class B ordinary share ( Note )	1.06	0.56	0.54	0.08

Note:
Effect of preferential tax rates inside the PRC on basic earnings per Class A and Class B ordinary share for the year ended December 31, 2020 had been retrospectively adjusted for the Share Subdivision that became effective on March 1, 2021, as detailed in Notes 1 and 22.

The tax effects of temporary differences that gave rise to the deferred tax balances at December 31, 2021 and 2022 are as follows:

	As of December 31,
	2021	2022	2022
	RMB	RMB	US$
	(In millions)
Deferred tax assets:
Allowance for credit losses	622	616	89
Accrued expenses, payroll and others	3,076	3,861	560
Fixed assets depreciation and intangible assets amortization	4,024	3,767	546
Net operating loss carry-forwards	2,980	4,176	605
Less: valuation allowance	(8,068)	(10,033)	(1,454)

Deferred tax assets, net	2,634	2,387	346

	As of December 31,
	2021	2022	2022
	RMB	RMB	US$
	(In millions)
Deferred tax liabilities:
Long-lived assets arising from acquisitions	508	428	62
Withholding tax on PRC subsidiaries’ undistributed earnings	1,803	1,685	244
Tax on capital gains	996	797	116
Others	241	246	35

	3,548	3,156	457

As of December 31, 2022, the Group had tax losses of approximately
RMB22.7 billion (US$3.3 billion) deriv
ed
from entities in the PRC, Hong Kong, Singapore and Japan. The tax losses in Japan can be carried forward for nine years to offset future taxable profit. The tax losses in the
PRC can be carried forward for five years to offset future taxable profit, and the period is currently extended to 10 years for entities qualified as HNTE. The tax losses of entities in the PRC and Japan will expire from 2023 to 2032, if not utilized. The tax losses in Hong Kong and Singapore can be carried forward with no expiration date.
As of December 31, 2022, dividend distribution withholding tax for the potential remittance of earnings from the PRC subsidiaries to offshore entities was RMB1.7 billion (US$254 million). The Group believes that the underlying dividends will be distributed in the future for offshore use, such as merger and acquisition activities. The Group did not provide for additional deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries during the years presented on the basis of its intent to permanently reinvest its foreign subsidiaries’ earnings. As of December 31, 2022, the total amount of undistributed earnings from the PRC subsidiaries and the VIEs for which no withholding tax has been accrued was
 RMB152.9 billion (US$22.2
b
illion). Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable.